SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2002
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                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


        1-9997                                             59-2898045
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(Commission File Number)                       (IRS Employer Identification No.)


      433 PLAZA REAL, SUITE 335
        BOCA RATON, FLORIDA                                      33432
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)



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Item 5.  Other Events

     Reference is made to copies of loan documents dated as of December 17, 2002, evidencing an $85 million loan made by the Metropolitan Life Insurance Company to Koger Ravinia, LLC, a Delaware limited liability company, whose sole member is Koger Equity, Inc. which loan is secured by the Three Ravinia Building, located in the Atlanta metropolitan area in DeKalb County, Georgia, which documents are filed as Exhibits 10(a) through 10(j) to this report and to a Koger News Release, dated December 18, 2002, concerning the same matter, which is Exhibit 99 to a Form 8-K, dated December 18, 2002. These exhibits are incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits


         Exhibit
         Number  Description of Exhibit
         -----   ----------------------
          10(a) Deed to Secure Debt, Security Agreement and Fixture Filing dated as of December 17, 2002 by Koger Ravinia, LLC, as Grantor, to
                Metropolitan Life Insurance Company, as Grantee.

          10(b) Promissory Note dated December 17, 2002 between Koger Ravinia,
                LLC, and Metropolitan Life Insurance Company, in the principal amount of $85,000,000.

          10(c) Unsecured Indemnity Agreement dated December 17, 2002 between
                Koger Ravinia, LLC, and Metropolitan Life Insurance Company.

          10(d) Assignment of Leases dated December 17, 2002 relating to that portion of the Collateral, granted by Koger Ravinia, LLC, to, and in favor of, the Metropolitan Life Insurance Company.

          10(e) Guaranty Agreement dated December 17, 2002, by Koger Equity,
                Inc. for benefit of Metropolitan Life Insurance Company.

          10(f) Affidavit of Ownership and Certification of Borrower of Koger
                Ravinia, LLC, dated December 17, 2002.

          10(g) Subordination of Management/Lease Agreement to Deed dated
                December 17, 2002, by Koger Equity, Inc.

          10(h) Letter Agreement Regarding Impositions dated December 17, 2002, of Metropolitan Life Insurance Company.

          10(i) Letter Agreement Regarding Premiums dated December 17, 2002, of
                Metropolitan Life Insurance Company.

          10(j) Assignment and Security Agreement dated December 17, 2002, between Koger Ravinia, LLC, and Metropolitan Life Insurance
                Company.

          99    Koger Equity, Inc. News Release, dated December 18, 2002.
                Incorporated by reference to Exhibit 99 on Form 8-K, dated
                December 18, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          KOGER EQUITY, INC.




 Dated:  December 17, 2002                By:    /S/ Thomas J. Crocker
                                                 ------------------------------
                                                 Thomas J. Crocker
                                          Title: Chief Executive Officer





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

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

              Exhibit
              Number  Description of Exhibit
              ------  ----------------------
               10(a) Deed to Secure Debt, Security Agreement and Fixture Filing
                     dated as of December 17, 2002 by Koger Ravinia, LLC, as
                     Grantor, to Metropolitan Life Insurance Company, as Grantee.

               10(b) Promissory Note dated December 17, 2002 between Koger
                     Ravinia, LLC, and Metropolitan Life Insurance Company, in the principal amount of $85,000,000.

               10(c) Unsecured Indemnity Agreement dated December 17, 2002 between Koger Ravinia, LLC, and Metropolitan Life Insurance
                     Company.

               10(d) Assignment of Leases dated December 17, 2002 relating to that portion of the Collateral, granted by Koger Ravinia, LLC, to, and in favor of, the Metropolitan Life Insurance
                     Company.

               10(e) Guaranty Agreement dated December 17, 2002, by Koger
                     Equity, Inc. for benefit of Metropolitan Life Insurance
                     Company.

               10(f) Affidavit of Ownership and Certification of Borrower of
                     Koger Ravinia, LLC, dated December 17, 2002.

               10(g) Subordination of Management/Lease Agreement to Deed dated
                     December 17, 2002, by Koger Equity, Inc.

               10(h) Letter Agreement Regarding Impositions dated December 17,
                     2002, of Metropolitan Life Insurance Company.

               10(i) Letter Agreement Regarding Premiums dated December 17,
                     2002, of Metropolitan Life Insurance Company.

               10(j) Assignment and Security Agreement dated December 17, 2002, between Koger Ravinia, LLC, and Metropolitan Life Insurance
                     Company.

               99    Koger Equity, Inc. News Release, dated December 18, 2002.
                     Incorporated by reference to Exhibit 99 on Form 8-K, dated
                     December 18, 2002.



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